Exhibit 10.7

                                  AMENDMENT TO

                            ADMINISTRATIVE AGREEMENT



        This Amendment to Administrative Agreement (the "Amendment") is made and entered into as of the 1st day of July, 2003, by and between EMT Corp., an Indiana corporation ("EMT") and EFS Inc., an Indiana corporation ("EFS").

        WHEREAS, EMT and EFS entered into an Administrative Agreement dated May 15, 1998 (the "Administrative Agreement"), pursuant to which EFS agreed to provide certain administrative services to EMT in consideration of a monthly administrative services fee equal to the fair value of such services but not to exceed $85,000 per month;

        WHEREAS, in December 2001, EMT and EFS modified the administrative services fee payable under the Administrative Agreement; and

        WHEREAS, EMT and EFS wish to execute this agreement setting forth such modification.

        NOW, THEREFORE, the parties agree as follows:

        1. Paragraph 6 of the Administrative Agreement is hereby amended to read it its entirety as follows:

               6. COMPENSATION OF ADMINISTRATOR.

               In compensation for the personnel and administrative services and office facilities provided by Administrator hereunder, Issuer shall pay to Administrator a monthly administrative services fee equal to 0.0083% of the outstanding principal balance of EMT's student loans as of each month end. Fees not paid by the Issuer within ten (10) days of receipt of the invoice shall be subject to a late fee of 1.5% per month of the amount past due.



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        In Witness Whereof, the parties have executed this Amendment as of the date first written above.

                                     EMT CORP.


                                     By:   /s/ Jim Kruger
                                           -------------------------------------
                                     Name:  Jim Kruger
                                           -------------------------------------
                                     Title: Vice President
                                            ------------------------------------


                                     EFS SERVICES, INC.


                                     By: /s/ Mike Dunlap
                                         ---------------------------------------
                                     Name:  Mike Dunlap
                                           -------------------------------------
                                     Title: Chief Executive Officer
                                            ------------------------------------